UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported) November 4, 2004


                               TRIARC COMPANIES, INC.
                   --------------------------------------------------
                  (Exact name of registrant as specified in its charter)


               DELAWARE                 1-2207          38-0471180
               -----------------        --------------  --------------
               (State or other          (Commission     (I.R.S. Employer
               jurisdiction of          File No.)       Identification No.)
               incorporation of
               organization)

               280 Park Avenue
               New York, New York                                   10017
               ---------------------------------------------      -------------
               (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code:        (212) 451-3000


      -------------------------------------------------------------------------
      (Former name or former address, if changed since last report)





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Item 2.02.      Results of Operations and Financial Condition

     On November 5, 2004, Triarc Companies, Inc. (the "Company")issued a press release announcing its results for the fiscal quarter ended September 26, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 2.02, shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 2.02, shall not be deemed to be incorporated by reference into the filings of Triarc Companies, Inc. under the Securities Act of 1933.

Item 5.03.     Amendment to Bylaws

     On November 4, 2004, the Board of Directors of the Company adopted and approved an amendment to the Company's By-Laws to change the number of committee members constituting a quorum to transact committee business from a majority of the committee members to at least fifty percent (50%) of the committee members. The amendment also provides that, in addition to personal delivery and delivery by telegraph or telephone, notices or meetings of the committee may be delivered by any other lawful means (including electronic transmission).

Item 9.01.  Financial Statements and Exhibits.

        (c)  Exhibits.

         3.1 - By-laws of Triarc Companies, Inc., as currently in effect.

        99.1 - Press Release of Triarc Companies, Inc. dated November 5, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRIARC COMPANIES, INC.


                                             By:  /s/ Stuart I. Rosen
                                                  ---------------------
                                                  Stuart I. Rosen
                                                  Senior Vice President
                                                  and Associate General Counsel


Dated:  November 5, 2004

                                  EXHIBIT INDEX

Exhibit                             Description

 3.1          By-Laws of Triarc Companies, Inc., as currently in effect.
99.1          Press release of Triarc Companies, Inc. dated November 5, 2004.